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EXHIBIT 99.1

FINANCIAL AND STATISTICAL INFORMATION FOR THE
39 MEMBERS OF OGLETHORPE POWER CORPORATION

        Our members operate their systems on a not-for-profit basis. Accumulated margins derived after payment of operating expenses and provision for depreciation constitute patronage capital of the consumers of our members. Refunds of accumulated patronage capital to the individual consumers may be made from time to time subject to limitations contained in mortgages between our members and the Rural Utilities Service or loan documents with other lenders. The Rural Utilities Service mortgage generally prohibits such distributions unless, after any such distribution, the member's total equity will equal at least 30% of its total assets, except that distributions may be made of up to 25% of the margins and patronage capital received by the member in the preceding year provided that equity is at least 20%.

        We are a membership corporation, and our members are not our subsidiaries. Except with respect to the obligations of our members under each member's wholesale power contract with us and our rights under such contracts to receive payment for power and energy supplied, we have no legal interest in, or obligations in respect of, any of the assets, liabilities, equity, revenues or margins of our members.

        The following selected information on the individual members is intended to show, in the aggregate, the assets, liabilities, equity, revenues and margins of our members. Member assets, liabilities, equity, revenues and margins should not, however, be attributed to us. In addition, the revenues of our members are not pledged to us, but such revenues are received by the respective members and are the source from which moneys are derived by our members to pay for power and energy received from us. Revenues of our members are, however, pledged under their respective Rural Utilities Service mortgages or loan documents with other lenders.

        The information contained in these tables was taken from Rural Utilities Service Financial and Statistical Reports (RUS Form 7) or similar reports prepared for other lenders or provided directly by a member. This information has not been independently verified by the Rural Utilities Service, any lender or us. The "Total" columns were not supplied or compiled by the Rural Utilities Service, any lender or our members. The "Total" column in each table is for informational purposes only, inasmuch as each member operates independently and is not responsible for the obligations of other members, except as provided in the wholesale power contracts (see "BUSINESS—OGLETHORPE POWER CORPORATION—Wholesale Power Contracts" in our Annual Report on Form 10-K for the fiscal year ended December 31, 2009). In addition, the Times Interest Earned, Equity to Assets and Equity to Total Capitalization ratios were calculated by us from information obtained from each member's RUS Form 7 or other financial information provided to us, but the calculations were not independently verified by our members. No adjustments were made by us in calculating these ratios for items such as debt refinancings that are not reflected separately on the financial information provided to us. For the calendar years 2007, 2008 and 2009, the information on the individual members is presented in the succeeding tables as follows:

        Table 1—Selected Statistics,

        Table 2—Average Number of Consumers Served,

        Table 3—Annual Megawatt-hour Sales by Consumer Class,

        Table 4—Annual Revenues by Consumer Class,

        Table 5—Summary of Operating Results, and

        Table 6—Condensed Balance Sheet Information.

        The distribution system of one of our members, Pataula EMC, is owned by Cobb EMC and Cobb serves Pataula's load. Therefore, Pataula's information is reported on a consolidated basis with Cobb's information.

 FINANCIAL AND STATISTICAL INFORMATION FOR THE
39 MEMBERS OF OGLETHORPE POWER CORPORATION

Table 1
SELECTED STATISTICS OF EACH MEMBER
(as of December 31)

	Altamaha	Amicalola	Canoochee	Carroll	Central Georgia	Coastal	Cobb(1)	Colquitt	Coweta- Fayette	Diverse
2009
Avg. Monthly Residential Rev.($)	126.74	119.37	123.89	129.89	127.36	148.08	129.00	118.74	128.96	147.94
Avg. Monthly Residential kWh	1,147	1,165	1,236	1,181	1,286	1,320	1,152	1,268	1,231	1,360
Avg. Residential Rev.(cents per kWh)	11.05	10.25	10.02	11.00	9.90	11.22	11.20	9.36	10.48	10.88
Times Interest Earned Ratio(2)	2.51	2.02	1.96	1.87	1.32	1.82	1.53	1.64	1.88	1.05
Equity/Assets(2)	66%	40%	36%	32%	32%	32%	31%	42%	29%	43%
Equity/Total Capitalization(2)	73%	52%	43%	38%	36%	35%	39%	50%	32%	49%
2008
Avg. Monthly Residential Rev.($)	115.77	111.41	117.66	126.67	122.65	144.90	119.47	112.45	135.08	136.42
Avg. Monthly Residential kWh	1,171	1,171	1,260	1,194	1,303	1,326	1,168	1,272	1,251	1,402
Avg. Residential Rev.(cents per kWh)	9.89	9.51	9.34	10.61	9.41	10.93	10.23	8.84	10.80	9.73
Times Interest Earned Ratio(2)	1.41	1.41	1.91	1.68	1.30	1.79	0.99	1.60	2.08	1.63
Equity/Assets(2)	64%	41%	37%	32%	34%	31%	30%	43%	29%	44%
Equity/Total Capitalization(2)	71%	52%	47%	39%	38%	34%	40%	51%	36%	50%
2007
Avg. Monthly Residential Rev.($)	111.78	113.47	115.01	120.85	115.29	138.10	116.96	113.63	126.79	122.73
Avg. Monthly Residential kWh	1,167	1,172	1,257	1,189	1,304	1,317	1,267	1,300	1,277	1,396
Avg. Residential Rev.(cents per kWh)	9.58	9.68	9.15	10.16	8.84	10.49	9.23	8.74	9.93	8.79
Times Interest Earned Ratio(2)	1.73	3.27	1.80	2.19	1.86	1.46	1.22	2.61	1.86	1.26
Equity/Assets(2)	65%	42%	37%	33%	34%	31%	31%	44%	27%	50%
Equity/Total Capitalization(2)	72%	54%	43%	39%	37%	40%	41%	46%	32%	58%
	Middle Georgia	Mitchell	Ocmulgee	Oconee	Okefenoke	Planters	Rayle	Satilla	Sawnee	Slash Pine
2009
Avg. Monthly Residential Rev.($)	135.40	134.75	113.03	145.81	149.55	128.98	134.18	128.38	130.81	129.11
Avg. Monthly Residential kWh	1,279	1,269	1,036	1,129	1,292	1,261	1,018	1,226	1,243	1,190
Avg. Residential Rev.(cents per kWh)	10.58	10.61	10.91	12.91	11.58	10.23	13.18	10.47	10.53	10.85
Times Interest Earned Ratio(2)	1.28	2.13	2.06	1.37	1.58	2.81	1.82	3.37	2.14	2.57
Equity/Assets(2)	35%	53%	40%	32%	30%	47%	27%	40%	35%	35%
Equity/Total Capitalization(2)	39%	62%	47%	39%	34%	51%	31%	53%	39%	47%
2008
Avg. Monthly Residential Rev.($)	147.41	124.66	110.86	134.65	137.14	117.95	123.33	126.93	141.89	120.52
Avg. Monthly Residential kWh	1,328	1,326	1,058	1,154	1,279	1,289	1,031	1,250	1,275	1,202
Avg. Residential Rev.(cents per kWh)	11.10	9.40	10.48	11.66	10.72	9.15	11.97	10.15	11.13	10.03
Times Interest Earned Ratio(2)	1.72	2.33	2.17	1.40	1.26	2.13	0.98	2.44	1.95	1.99
Equity/Assets(2)	36%	53%	40%	31%	31%	46%	25%	37%	34%	34%
Equity/Total Capitalization(2)	45%	60%	46%	38%	34%	49%	29%	50%	39%	44%
2007
Avg. Monthly Residential Rev.($)	136.50	120.36	107.50	125.31	136.65	114.61	122.44	121.94	126.13	120.19
Avg. Monthly Residential kWh	1,336	1,331	1,051	1,141	1,290	1,275	1,036	1,282	1,309	1,213
Avg. Residential Rev.(cents per kWh)	10.22	9.04	10.23	10.98	10.60	8.99	11.82	9.51	9.64	9.91
Times Interest Earned Ratio(2)	1.45	1.86	2.15	1.63	2.08	1.96	1.53	2.11	1.95	2.67
Equity/Assets(2)	37%	54%	38%	32%	32%	46%	26%	35%	28%	33%
Equity/Total Capitalization(2)	43%	64%	45%	37%	35%	50%	30%	46%	31%	42%

(1)
Cobb EMC owns the distribution system, and serves the load, of Pataula EMC. Therefore Pataula's information is reported with Cobb.

(2)
Times Interest Earned and Equity ratios were calculated from information contained on each Member's RUS Form 7, or similar form provided to another lender, and were not independently verified by each respective Member.

(3)
Weighted Average.

Table 1 (continued)

	Excelsior	Flint	Grady	GreyStone	Habersham	Hart	Irwin	Jackson	Jefferson	Little Ocmulgee
2009
Avg. Monthly Residential Rev.($)	123.43	132.91	125.12	115.45	116.91	121.80	144.36	113.27	129.15	126.41
Avg. Monthly Residential kWh	1,309	1,313	1,151	1,173	1,058	1,128	1,129	1,264	1,184	1,037
Avg. Residential Rev.(cents per kWh)	9.43	10.12	10.87	9.84	11.05	10.80	12.79	8.96	10.91	12.19
Times Interest Earned Ratio(2)	2.07	1.66	2.34	3.14	1.54	2.57	1.89	1.66	2.10	2.18
Equity/Assets(2)	54%	36%	48%	37%	33%	42%	33%	33%	42%	30%
Equity/Total Capitalization(2)	60%	41%	56%	42%	39%	48%	35%	38%	49%	34%
2008
Avg. Monthly Residential Rev.($)	114.53	142.10	127.67	103.46	106.64	112.60	137.93	114.52	117.47	112.38
Avg. Monthly Residential kWh	1,335	1,346	1,185	1,188	1,078	1,125	1,151	1,277	1,201	1,063
Avg. Residential Rev.(cents per kWh)	8.58	10.56	10.78	8.71	9.89	10.01	11.98	8.97	9.78	10.57
Times Interest Earned Ratio(2)	2.06	1.94	3.23	1.74	1.45	2.13	1.54	1.82	1.93	1.48
Equity/Assets(2)	55%	37%	48%	37%	33%	41%	32%	35%	40%	31%
Equity/Total Capitalization(2)	61%	42%	60%	42%	38%	48%	34%	41%	46%	35%
2007
Avg. Monthly Residential Rev.($)	106.21	125.37	127.66	103.27	105.22	111.64	133.97	111.22	115.86	108.32
Avg. Monthly Residential kWh	1,339	1,357	1,207	1,210	1,055	1,123	1,187	1,277	1,198	1,065
Avg. Residential Rev.(cents per kWh)	7.93	9.24	10.58	8.54	9.97	9.94	11.29	8.71	9.67	10.17
Times Interest Earned Ratio(2)	2.20	1.66	2.05	2.48	1.39	2.48	1.40	2.01	1.85	1.26
Equity/Assets(2)	53%	36%	48%	37%	33%	40%	32%	34%	40%	32%
Equity/Total Capitalization(2)	60%	41%	58%	42%	37%	46%	38%	41%	47%	36%

	Snapping Shoals	Southern Rivers	Sumter	Three Notch	Tri- County	Upson	Walton	Washington		MEMBER TOTAL
2009
Avg. Monthly Residential Rev.($)	128.58	147.68	152.06	114.11	138.16	109.75	119.44	129.09		126.11
Avg. Monthly Residential kWh	1,299	1,268	1,410	938	1,186	1,108	1,291	1,064		1,223
Avg. Residential Rev.(cents per kWh)	9.90	11.6	10.78	12.2	11.65	9.91	9.25	12.13		10.31
Times Interest Earned Ratio(2)	1.78	3.13	2.21	2.27	2.11	2.22	2.17	2.15		1.94(3)
Equity/Assets(2)	39%	37%	44%	40%	33%	50%	38%	48%		36%(3)
Equity/Total Capitalization(2)	51%	43%	48%	45%	36%	56%	46%	52%		43%(3)
2008
Avg. Monthly Residential Rev.($)	119.96	137.04	143.07	108.08	127.86	101.13	111.87	120.02		121.89
Avg. Monthly Residential kWh	1,334	1,307	1,447	957	1,224	1,120	1,329	1,098		1,244
Avg. Residential Rev.(cents per kWh)	9.00	10.48	9.89	11.29	10.45	9.03	8.42	10.93		9.80
Times Interest Earned Ratio(2)	2.37	1.54	2.37	1.57	1.51	1.84	3.65	1.48		1.78(3)
Equity/Assets(2)	38%	38%	43%	38%	30%	48%	38%	47%		36%(3)
Equity/Total Capitalization(2)	49%	45%	46%	42%	33%	55%	46%	50%		43%(3)
2007
Avg. Monthly Residential Rev.($)	117.89	126.09	138.01	106.14	119.86	98.52	111.64	116.00		117.15
Avg. Monthly Residential kWh	1,379	1,285	1,444	1,001	1,223	1,100	1,344	1,088		1,265
Avg. Residential Rev.(cents per kWh)	8.55	9.82	9.56	10.60	9.80	8.95	8.30	10.66		9.26
Times Interest Earned Ratio(2)	2.53	2.01	2.39	1.52	1.58	2.40	4.21	2.00		1.98(3)
Equity/Assets(2)	39%	39%	44%	39%	31%	46%	39%	49%		36%(3)
Equity/Total Capitalization(2)	49%	45%	48%	42%	36%	53%	46%	53%		43%(3)

(1)
Cobb EMC owns the distribution system, and serves the load, of Pataula EMC. Therefore Pataula's information is reported with Cobb.

(2)
Times Interest Earned and Equity ratios were calculated from information contained on each Member's RUS Form 7, or similar form provided to another lender, and were not independently verified by each respective Member.

(3)
Weighted Average.

 FINANCIAL AND STATISTICAL INFORMATION FOR THE
39 MEMBERS OF OGLETHORPE POWER CORPORATION

Table 2
AVERAGE NUMBER OF CONSUMERS SERVED BY EACH MEMBER

	Altamaha	Amicalola	Canoochee	Carroll	Central Georgia	Coastal	Cobb(1)	Colquitt	Coweta- Fayette	Diverse
2009
Residential Service	17,890	41,478	19,251	46,338	46,111	14,408	173,858	56,397	68,384	24,648
Commercial & Industrial	1,775	4,272	317	2,451	4,283	1,785	15,058	3,213	4,835	3,570
Other	113	11	272	378	211	117	5,483	2,037	646	168

Total Consumers Served	19,778	45,761	19,840	49,167	50,605	16,310	194,399	61,647	73,865	28,386

2008
Residential Service	17,850	41,487	18,813	46,659	45,417	14,102	173,411	55,764	68,283	24,658
Commercial & Industrial	1,773	4,374	296	2,463	4,488	1,890	14,842	3,149	4,794	3,501
Other	116	11	262	377	150	118	5,349	1,926	633	165

Total Consumers Served	19,739	45,872	19,371	49,499	50,055	16,110	193,602	60,839	73,710	28,324

2007
Residential Service	17,694	40,570	18,227	46,572	44,699	13,791	173,213	54,716	67,785	24,324
Commercial & Industrial	1,748	4,533	286	2,420	4,403	1,895	14,486	3,039	4,628	3,383
Other	113	10	251	372	116	119	5,807	1,831	592	160

Total Consumers Served	19,555	45,113	18,764	49,364	49,218	15,805	193,506	59,586	73,005	27,867

	Middle Georgia	Mitchell	Ocmulgee	Oconee	Okefenoke	Planters	Rayle	Satilla	Sawnee	Slash Pine
2009
Residential Service	5,059	21,890	10,724	11,251	32,031	15,020	16,316	48,263	132,682	7,575
Commercial & Industrial	1,752	1,179	666	1,244	2,276	567	2,263	2,573	14,732	349
Other	744	1,530	422	140	382	666	—	1,849	1,656	212

Total Consumers Served	7,555	24,599	11,812	12,635	34,689	16,253	18,579	52,685	149,070	8,136

2008
Residential Service	5,019	21,425	10,693	11,344	31,716	14,950	16,629	48,158	132,017	7,468
Commercial & Industrial	1,720	1,202	658	1,164	2,288	574	2,093	2,548	14,463	337
Other	712	1,907	414	137	375	627	—	1,809	2,395	202

Total Consumers Served	7,451	24,534	11,765	12,645	34,379	16,151	18,722	52,515	148,875	8,007

2007
Residential Service	4,972	21,306	10,595	11,355	31,162	14,871	16,647	47,702	129,414	7,361
Commercial & Industrial	1,689	1,188	657	1,099	2,249	561	2,004	2,541	13,796	317
Other	669	1,683	398	135	357	587	—	1,703	2,709	191

Total Consumers Served	7,330	24,177	11,650	12,589	33,768	16,019	18,651	51,946	145,919	7,869

(1)
Cobb EMC owns the distribution system, and serves the load, of Pataula EMC. Therefore Pataula's information is reported with Cobb.

Table 2 (continued)

	Excelsior	Flint	Grady	GreyStone	Habersham	Hart	Irwin	Jackson	Jefferson	Little Ocmulgee
2009
Residential Service	19,858	69,099	18,027	110,369	31,429	28,595	10,618	184,586	30,992	10,556
Commercial & Industrial	1,367	8,851	450	9,386	2,385	6,804	138	15,382	1,577	125
Other	258	800	600	1,420	5	6	914	4,302	247	332

Total Consumers Served	21,483	78,750	19,077	121,175	33,819	35,405	11,670	204,270	32,816	11,013

2008
Residential Service	19,701	68,482	17,636	109,379	31,356	28,725	10,661	185,196	30,901	10,541
Commercial & Industrial	1,413	8,728	447	9,703	2,429	6,721	133	15,213	1,562	121
Other	244	786	478	1,329	5	5	871	4,234	227	324

Total Consumers Served	21,358	77,996	18,561	120,411	33,790	35,451	11,665	204,643	32,690	10,986

2007
Residential Service	19,235	67,349	17,617	107,751	31,021	28,748	10,608	183,960	30,724	10,431
Commercial & Industrial	1,403	8,543	441	9,765	2,412	6,569	118	14,557	1,544	115
Other	236	739	460	1,254	5	4	832	4,055	204	313

Total Consumers Served	20,874	76,631	18,518	118,770	33,438	35,321	11,558	202,572	32,472	10,859

	Snapping Shoals	Southern Rivers	Sumter	Three Notch	Tri- County	Upson	Walton	Washington		MEMBER TOTAL
2009
Residential Service	86,946	17,643	14,654	13,979	19,080	8,429	108,318	14,692		1,607,444
Commercial & Industrial	4,687	1,048	4,644	545	1,886	767	7,487	602		137,291
Other	142	17	371	635	—	116	1,697	42		28,941

Total Consumers Served	91,775	18,708	19,669	15,159	20,966	9,312	117,502	15,336		1,773,676

2008
Residential Service	86,440	17,699	14,660	14,007	19,086	8,444	108,147	14,685		1,601,609
Commercial & Industrial	5,385	1,052	4,636	555	1,855	794	7,454	584		137,402
Other	122	16	304	587	—	119	1,733	38		29,107

Total Consumers Served	91,947	18,767	19,600	15,149	20,941	9,357	117,334	15,307		1,768,118

2007
Residential Service	85,862	17,556	14,536	13,980	18,776	8,400	107,457	14,589		1,585,576
Commercial & Industrial	5,207	1,042	4,586	547	1,775	824	7,253	561		134,184
Other	—	13	251	513	—	119	1,712	33		28,546

Total Consumers Served	91,069	18,611	19,373	15,040	20,551	9,343	116,422	15,183		1,748,306

 FINANCIAL AND STATISTICAL INFORMATION FOR THE
39 MEMBERS OF OGLETHORPE POWER CORPORATION

Table 3
ANNUAL MWh SALES BY CONSUMER CLASS OF EACH MEMBER

	Altamaha	Amicalola	Canoochee	Carroll	Central Georgia	Coastal	Cobb(1)	Colquitt	Fayette	Diverse
2009
Residential Service	246,161	579,862	285,484	656,830	711,638	228,148	2,403,985	858,387	1,009,981	402,127
Commercial & Industrial	304,981	103,949	97,836	360,946	358,838	178,553	1,179,756	240,362	259,291	114,947
Other	3,366	172	3,622	6,769	2,851	2,090	226,798	73,184	146,328	11,134

Total MWh Sales	554,508	683,982	386,941	1,024,544	1,073,327	408,792	3,810,539	1,171,932	1,415,599	528,208

2008
Residential Service	250,736	583,066	284,473	668,276	710,366	224,366	2,431,224	851,161	1,025,211	414,761
Commercial & Industrial	97,461	107,534	99,180	380,089	356,156	180,387	1,223,717	240,128	407,822	110,308
Other	3,775	168	4,996	6,881	2,034	2,140	232,713	72,292	11,550	8,465

Total MWh Sales	351,972	690,769	388,649	1,055,247	1,068,556	406,893	3,887,654	1,163,581	1,444,582	533,534

2007
Residential Service	247,865	570,469	274,936	664,485	699,360	217,871	2,632,962	853,513	1,038,384	407,589
Commercial & Industrial	531,113	107,423	99,655	390,186	347,904	168,440	1,254,909	282,712	411,563	111,046
Other	4,640	155	5,605	7,195	1,551	2,155	215,651	79,543	11,217	6,092

Total MWh Sales	783,617	678,047	380,195	1,061,867	1,048,814	388,465	4,103,522	1,215,768	1,461,164	524,727

	Middle Georgia	Mitchell	Ocmulgee	Oconee	Okefenoke	Planters	Rayle	Satilla	Sawnee	Slash Pine
2009
Residential Service	77,664	333,454	133,305	152,481	496,510	227,327	199,359	710,205	1,978,668	108,208
Commercial & Industrial	38,577	70,727	43,358	124,443	54,034	19,448	53,908	276,001	996,539	46,124
Other	11,475	49,798	5,751	3,122	18,683	13,337	—	30,667	27,321	6,372

Total MWh Sales	127,716	453,979	182,414	280,046	569,227	260,112	253,267	1,016,873	3,002,529	160,704

2008
Residential Service	79,957	340,840	135,739	157,157	486,865	231,195	205,658	722,399	2,019,688	107,713
Commercial & Industrial	39,233	72,067	46,427	126,936	55,922	18,656	51,688	274,837	1,014,927	48,111
Other	11,303	53,897	6,360	3,359	17,534	13,550	0	32,188	29,005	6,998

Total MWh Sales	130,492	466,804	188,527	287,452	560,320	263,402	257,346	1,029,423	3,063,620	162,823

2007
Residential Service	79,725	340,293	133,563	155,474	482,283	227,586	206,888	733,749	2,032,865	107,115
Commercial & Industrial	40,988	79,872	46,513	108,599	58,148	17,582	53,333	258,089	995,115	49,145
Other	10,252	58,214	6,150	3,062	17,639	12,155	0	32,842	28,875	7,004

Total MWh Sales	130,964	478,380	186,225	267,135	558,070	257,323	260,222	1,024,680	3,056,855	163,265

(1)
Cobb EMC owns the distribution system, and serves the load, of Pataula EMC. Therefore Pataula's information is reported with Cobb.

Table 3 (continued)

	Excelsior	Flint	Grady	GreyStone	Habersham	Hart	Irwin	Jackson	Jefferson	Little Ocmulgee
2009
Residential Service	311,909	1,088,666	248,968	1,554,103	398,959	386,975	143,841	2,800,637	440,437	131,368
Commercial & Industrial	68,835	525,866	33,414	1,001,665	92,179	170,462	24,784	1,691,405	107,553	49,591
Other	4,287	36,876	13,757	14,384	82	562	14,490	283,697	10,610	3,366

Total MWh Sales	385,031	1,651,408	296,139	2,570,152	491,219	557,999	183,115	4,775,738	558,600	184,324

2008
Residential Service	315,649	1,105,825	250,682	1,559,437	405,579	387,904	147,233	2,838,692	445,444	134,423
Commercial & Industrial	71,638	526,961	30,847	1,075,592	95,522	183,084	20,981	1,808,948	108,470	49,488
Other	4,411	39,714	14,092	13,695	82	527	15,779	275,252	11,336	4,362

Total MWh Sales	391,698	1,672,500	295,621	2,648,724	501,183	571,515	183,994	4,922,893	565,250	188,273

2007
Residential Service	308,975	1,096,350	255,097	1,564,147	392,769	387,394	151,094	2,817,923	441,694	133,282
Commercial & Industrial	70,809	518,602	33,474	1,102,039	92,734	182,865	18,881	1,809,952	114,995	49,342
Other	4,615	41,406	16,098	12,581	82	428	19,517	262,077	9,690	5,292

Total MWh Sales	384,398	1,656,358	304,669	2,678,767	485,585	570,686	189,493	4,889,952	566,380	187,916

	Snapping Shoals	Southern Rivers	Sumter	Three Notch	Tri- County	Upson	Walton	Washington		MEMBER TOTAL
2009
Residential Service	1,355,761	268,508	247,960	157,411	271,651	112,026	1,678,411	187,577		23,584,951
Commercial & Industrial	446,978	43,638	88,241	26,613	86,577	14,890	625,023	166,403		10,186,731
Other	2,012	5,781	16,429	23,497	0	2,436	77,428	1,685		1,154,216

Total MWh Sales	1,804,752	317,927	352,630	207,521	358,227	129,352	2,380,861	355,665		34,925,898

2008
Residential Service	1,383,269	277,612	254,513	160,841	280,237	113,513	1,725,123	193,572		23,910,400
Commercial & Industrial	467,500	48,092	90,598	24,654	90,601	15,590	643,148	192,189		10,495,491
Other	1,319	5,770	17,693	28,769	0	2,375	79,801	1,746		1,035,931

Total MWh Sales	1,852,089	331,474	362,803	214,264	370,838	131,478	2,448,073	387,507		35,441,822

2007
Residential Service	1,420,413	270,629	251,885	167,922	275,539	110,903	1,733,625	190,429		24,077,045
Commercial & Industrial	414,132	51,249	92,002	50,818	88,057	16,603	651,638	202,022		10,972,549
Other	0	4,613	17,102	6,134	0	2,418	80,725	1,522		994,298

Total MWh Sales	1,834,544	326,491	360,989	224,875	363,595	129,925	2,465,988	393,974		36,043,893

FINANCIAL AND STATISTICAL INFORMATION FOR THE
39 MEMBERS OF OGLETHORPE POWER CORPORATION

Table 4

ANNUAL REVENUES BY CONSUMER CLASS OF EACH MEMBER

	Altamaha	Amicalola	Canoochee	Carroll	Central Georgia	Coastal	Cobb(1)	Colquitt	Fayette	Diverse
2009
Residential Service	$27,209,291	$59,417,010	$28,619,654	$72,224,099	$70,470,415	$25,602,380	$269,138,534	$80,358,607	$105,823,013	$43,757,195
Commercial & Industrial	17,716,865	11,249,510	8,233,427	26,142,110	30,559,225	12,974,513	111,607,081	20,128,914	28,108,711	11,911,248
Other	319,987	30,365	450,756	796,202	447,253	272,435	24,861,112	6,753,563	7,888,672	1,067,518

Total Electric Sales	$45,246,143	$70,696,885	$37,303,837	$99,162,411	$101,476,893	$38,849,328	$405,606,727	$107,241,084	$141,820,396	$56,735,961
Other Operating Revenue	724,941	901,887	4,813,076	4,174,330	3,507,927	910,228	9,370,670	2,733,798	6,203,009	2,766,934

Total Operating Revenue	$45,971,084	$71,598,772	$42,116,913	$103,336,741	$104,984,820	$39,759,556	$414,977,398	$109,974,882	$148,023,405	$59,502,895

2008
Residential Service	$24,797,886	$55,467,194	$26,561,661	$70,921,260	$66,846,610	$24,520,853	$248,607,918	$75,246,221	$110,686,730	$40,365,675
Commercial & Industrial	35,313,760	10,826,809	7,785,466	28,514,805	29,008,815	11,941,889	101,424,938	18,959,552	35,733,895	10,661,620
Other	313,123	27,194	541,233	788,264	302,734	274,854	23,342,175	6,272,170	1,566,936	838,965

Total Electric Sales	$60,424,769	$66,321,197	$34,888,360	$100,224,329	$96,158,159	$36,737,596	$373,375,031	$100,477,943	$147,987,561	$51,866,260
Other Operating Revenue	697,480	1,190,585	4,473,949	5,511,933	3,287,129	852,567	8,109,454	6,626,323	4,680,363	2,539,726

Total Operating Revenue	$61,122,249	$67,511,782	$39,362,309	$105,736,262	$99,445,288	$37,590,163	$381,484,485	$107,104,266	$152,667,924	$54,405,986

2007
Residential Service	$23,734,524	$55,241,969	$25,155,044	$67,541,353	$61,842,253	$22,853,709	$243,110,043	$74,608,516	$103,133,209	$35,824,377
Commercial & Industrial	31,496,353	10,821,939	7,635,758	25,992,003	25,600,961	10,605,971	93,924,956	20,194,391	33,197,808	9,671,620
Other	351,161	25,039	573,781	785,895	234,875	269,229	21,884,941	6,747,077	1,445,588	628,362

Total Electric Sales	$55,582,038	$66,088,947	$33,364,583	$94,319,251	$87,678,089	$33,728,909	$358,919,940	$101,549,984	$137,776,605	$46,124,359
Other Operating Revenue	637,049	3,482,949	3,944,376	5,590,330	3,105,401	786,346	8,445,746	4,584,350	4,317,562	2,294,228

Total Operating Revenue	$56,219,087	$69,571,896	$37,308,959	$99,909,581	$90,783,490	$34,515,255	$367,365,686	$106,134,334	$142,094,167	$48,418,587

	Middle Georgia	Mitchell	Ocmulgee	Oconee	Okefenoke	Planters	Rayle	Satilla	Sawnee	Slash Pine
2009
Residential Service	$8,219,612	$35,395,452	$14,545,626	$19,685,778	$57,482,085	$23,247,061	$26,271,743	$74,350,005	$208,270,686	$11,736,211
Commercial & Industrial	4,313,909	6,624,988	3,859,145	8,456,186	6,000,269	1,758,000	6,853,190	21,767,671	89,628,891	3,984,317
Other	1,693,755	5,526,919	786,561	379,846	1,770,701	1,519,634	—	3,467,426	4,515,160	667,352

Total Electric Sales	$14,227,276	$47,547,359	$19,191,332	$28,521,810	$65,253,055	$26,524,695	$33,124,933	$99,585,102	$302,414,737	$16,387,880
Other Operating Revenue	93,002	1,734,871	813,826	(302,569)	1,166,683	1,249,849	568,068	5,098,597	706,547	224,764

Total Operating Revenue	$14,320,278	$49,282,230	$20,005,158	$28,219,241	$66,419,738	$27,774,544	$33,693,001	$104,683,699	$303,121,284	$16,612,644

2008
Residential Service	$8,878,502	$32,049,621	$14,225,432	$18,330,104	$52,194,681	$21,159,693	$24,610,958	$73,352,974	$224,784,969	$10,800,263
Commercial & Industrial	4,605,196	6,687,307	4,295,045	8,054,265	5,478,980	1,516,821	5,754,781	20,581,282	93,027,523	3,705,460
Other	1,731,438	5,240,905	809,186	359,832	1,462,266	1,338,982	—	3,455,383	4,674,028	639,933

Total Electric Sales	$15,215,136	$43,977,833	$19,329,663	$26,744,201	$59,135,927	$24,015,496	$30,365,739	$97,389,639	$322,486,520	$15,145,656
Other Operating Revenue	26,538	1,713,926	771,221	713,072	1,309,246	1,145,342	179,957	4,706,206	13,606,008	248,296

Total Operating Revenue	$15,241,674	$45,691,759	$20,100,884	$27,457,273	$60,445,173	$25,160,838	$30,545,696	$102,095,845	$336,092,528	$15,393,952

2007
Residential Service	$8,144,176	$30,771,985	$13,667,024	$17,075,264	$51,098,734	$20,452,254	$24,459,368	$69,803,172	$195,871,465	$10,616,813
Commercial & Industrial	4,330,504	6,513,987	3,788,741	7,061,573	5,851,185	1,381,813	6,049,650	18,950,084	80,844,678	3,707,919
Other	1,508,800	$5,214,846	734,389	317,565	1,510,847	1,170,198	—	3,308,818	4,148,473	628,488

Total Electric Sales	$13,983,480	$42,500,818	$18,190,154	$24,454,402	$58,460,766	$23,004,265	$30,509,018	$92,062,074	$280,864,616	$14,953,220
Other Operating Revenue	(56,940)	1,704,679	659,475	635,571	989,600	1,090,880	208,005	5,871,946	10,269,909	264,012

Total Operating Revenue	$13,926,540	$44,205,497	$18,849,629	$25,089,973	$59,450,366	$24,095,145	$30,717,023	$97,934,020	$291,134,525	$15,217,232

(1)
Cobb EMC owns the distribution system, and serves the load, of Pataula EMC. Therefore Pataula's information is reported with Cobb.

Table 4 (continued)

	Excelsior	Flint	Grady	GreyStone	Habersham	Hart	Irwin	Jackson	Jefferson	Little Ocmulgee
2009
Residential Service	$29,413,737	$110,206,269	$27,066,345	$152,907,852	$44,090,607	$41,794,532	$18,393,658	$250,890,260	$48,029,869	$16,012,370
Commercial & Industrial	6,496,240	44,083,946	3,326,676	86,028,588	8,986,929	17,662,668	2,602,924	133,772,598	9,050,806	3,872,913
Other	516,216	3,353,534	1,530,477	2,397,190	7,165	48,434	1,996,796	27,034,639	1,278,304	511,842

Total Electric Sales	$36,426,193	$157,643,749	$31,923,498	$241,333,630	$53,084,701	$59,505,634	$22,993,378	$411,697,497	$58,358,979	$20,397,125
Other Operating Revenue	1,212,958	(1,752,534)	1,322,292	7,784,421	530,580	2,286,564	663,996	18,355,617	523,217	181,270

Total Operating Revenue	$37,639,151	$155,891,215	$33,245,790	$249,118,051	$53,615,281	$61,792,198	$23,657,374	$430,053,114	$58,882,196	$20,578,395

2008
Residential Service	$27,077,091	$116,773,339	$27,019,905	$135,794,782	$40,126,898	$38,812,082	$17,645,607	$254,512,451	$43,560,868	$14,214,966
Commercial & Industrial	6,235,782	46,887,607	2,843,957	77,821,290	8,416,381	17,182,330	2,192,111	139,677,443	8,472,330	3,446,368
Other	483,197	3,836,936	1,481,011	2,267,363	7,164	40,037	2,037,871	26,309,546	1,091,808	548,573

Total Electric Sales	$33,796,070	$167,497,882	$31,344,873	$215,883,435	$48,550,443	$56,034,449	$21,875,589	$420,499,440	$53,125,006	$18,209,907
Other Operating Revenue	1,441,733	12,940,373	1,189,260	8,041,587	1,748,225	2,487,785	612,504	21,057,054	2,212,086	717,058

Total Operating Revenue	$35,237,803	$180,438,255	$32,534,133	$223,925,022	$50,298,668	$58,522,234	$22,488,093	$441,556,494	$55,337,092	$18,926,965

2007
Residential Service	$24,515,997	$101,320,294	$26,987,246	$133,532,470	$39,167,769	$38,511,658	$17,053,730	$245,516,448	$42,716,753	$13,558,990
Commercial & Industrial	5,590,272	39,895,874	2,858,892	75,737,409	8,087,900	16,777,072	1,819,163	132,445,332	8,358,480	3,234,617
Other	466,136	3,460,129	1,628,784	2,102,419	7,153	32,645	2,380,076	24,442,829	964,420	605,504

Total Electric Sales	$30,572,405	$144,676,297	$31,474,922	$211,372,298	$47,262,822	$55,321,375	$21,252,969	$402,404,609	$52,039,653	$17,399,111
Other Operating Revenue	2,140,302	3,921,242	1,345,894	7,532,810	1,658,658	2,254,934	615,347	19,121,666	2,280,988	535,358

Total Operating Revenue	$32,712,707	$148,597,539	$32,820,816	$218,905,108	$48,921,480	$57,576,309	$21,868,316	$421,526,275	$54,320,641	$17,934,469

	Snapping Shoals	Southern Rivers	Sumter	Three Notch	Tri- County	Upson	Walton	Washington		MEMBER TOTAL
2009
Residential Service	$134,156,038	$31,266,253	$26,738,797	$19,141,038	$31,633,869	$11,101,045	$155,244,213	$22,759,181		$2,432,670,390
Commercial & Industrial	36,954,439	4,300,142	9,488,083	3,014,192	8,335,000	1,596,297	53,403,720	13,880,515		878,734,846
Other	306,591	498,595	2,054,201	3,266,991	0	280,174	8,858,924	182,559		117,337,849

Total Electric Sales	$171,417,068	$36,064,990	$38,281,081	$25,422,221	$39,968,869	$12,977,516	$217,506,857	$36,822,255		$3,428,743,085
Other Operating Revenue	7,873,920	1,096,169	(53,346)	791,059	1,136,729	828,004	7,937,910	963,389		99,142,653

Total Operating Revenue	$179,290,988	$37,161,159	$38,227,735	$26,213,280	$41,105,598	$13,805,520	$225,444,767	$37,785,644		$3,527,885,739

2008
Residential Service	$124,433,704	$29,104,999	$25,168,061	$18,165,856	$29,284,828	$10,247,755	$145,182,612	$21,149,536		$2,342,684,545
Commercial & Industrial	35,218,058	4,274,547	8,981,195	2,678,331	8,389,237	1,569,632	50,027,770	13,211,499		881,404,077
Other	245,842	510,205	1,848,802	3,491,374	0	270,963	8,614,993	152,830		107,218,116

Total Electric Sales	$159,897,604	$33,889,751	$35,998,058	$24,335,561	$37,674,065	$12,088,350	$203,825,375	$34,513,865		$3,331,306,738
Other Operating Revenue	8,016,832	1,065,193	882,953	754,531	1,045,366	528,756	11,979,332	908,243		140,018,192

Total Operating Revenue	$167,914,436	$34,954,944	$36,881,011	$25,090,092	$38,719,431	$12,617,106	$215,804,707	$35,422,108		$3,471,324,930

2007
Residential Service	$121,466,111	$26,563,448	$24,072,612	$17,806,709	$27,006,581	$9,931,225	$143,952,627	$20,308,496		$2,228,994,416
Commercial & Industrial	30,422,232	4,067,397	8,770,928	2,683,274	7,474,287	1,580,197	48,729,480	13,177,388		819,332,088
Other	—	367,528	1,572,475	3,362,015	—	268,343	8,342,559	128,905		101,620,292

Total Electric Sales	$151,888,343	$30,998,373	$34,416,015	$23,851,998	$34,480,868	$11,779,765	$201,024,666	$33,614,789		$3,149,946,796
Other Operating Revenue	4,727,868	998,067	1,460,991	721,555	1,003,191	361,132	11,559,032	947,062		122,011,571

Total Operating Revenue	$156,616,211	$31,996,440	$35,877,006	$24,573,553	$35,484,059	$12,140,897	$212,583,698	$34,561,851		$3,271,958,367

FINANCIAL AND STATISTICAL INFORMATION FOR THE
39 MEMBERS OF OGLETHORPE POWER CORPORATION

Table 5
SUMMARY OF OPERATING RESULTS OF EACH MEMBER

	Altamaha	Amicalola	Canoochee	Carroll	Central Georgia	Coastal	Cobb(1)	Colquitt	Coweta- Fayette	Diverse
2009
Operating Revenue & Patronage Capital	$45,971,088	$71,598,772	$42,116,913	$103,336,740	$104,984,820	$39,759,557	$414,977,398	$109,974,882	$148,023,405	$59,502,895
Depreciation and Amortization	2,562,130	5,526,789	3,294,772	7,642,114	5,171,452	2,254,667	20,835,379	5,909,356	8,125,844	5,216,968
Other Operating Expenses	41,119,186	61,156,188	34,281,985	86,904,457	94,443,703	34,145,376	351,740,590	98,611,745	127,480,815	52,136,117

Electric Operating Margin	$2,289,772	$4,915,795	$4,540,156	$8,790,169	$5,369,665	$3,359,514	$42,401,429	$5,453,781	$12,416,746	$2,149,810
Other Income	1,163,085	1,961,015	1,215,190	1,682,750	1,652,665	582,844	3,387,260	1,486,150	3,218,310	1,302,550

Gross Operating Margin	$3,452,857	$6,876,810	$5,755,346	$10,472,919	$7,022,330	$3,942,358	$45,788,689	$6,939,931	$15,635,056	$3,452,360

Interest on Long-term Debt	1,371,506	3,402,915	2,939,210	5,578,023	5,323,320	2,164,025	24,826,354	4,221,875	8,170,767	3,228,307
Other Deductions	5,209	74	2,769	26,952	17,030	3,039	7,819,589	0	284,886	53,434

Net Margins	$2,076,142	$3,473,821	$2,813,367	$4,867,944	$1,681,980	$1,775,294	$13,142,746	$2,718,056	$7,179,403	$170,619

2008
Operating Revenue & Patronage Capital	$61,122,249	$67,511,782	$39,362,309	$105,736,262	$99,445,288	$37,590,162	$381,484,485	$107,104,266	$152,667,924	$54,405,986
Depreciation and Amortization	2,474,566	5,376,630	3,253,129	7,168,008	4,999,053	1,990,864	19,229,359	5,619,971	8,025,200	4,607,600
Other Operating Expenses	57,766,090	59,240,152	31,627,274	91,149,141	89,418,823	32,522,111	337,442,151	96,530,049	133,462,274	46,756,004

Electric Operating Margin	$881,593	$2,895,000	$4,481,906	$7,419,113	$5,027,412	$3,077,187	$24,812,975	$4,954,246	$11,180,450	$3,042,382
Other Income	1,136,753	885,594	897,811	1,512,845	1,495,642	612,565	3,707,931	1,689,178	4,991,185	991,603

Gross Operating Margin	$2,018,346	$3,780,594	$5,379,717	$8,931,958	$6,523,054	$3,689,752	$28,520,906	$6,643,424	$16,171,635	$4,033,985

Interest on Long-term Debt	1,424,717	2,666,272	2,797,252	5,254,766	4,963,311	2,003,837	22,928,984	4,155,707	7,141,203	2,427,995
Other Deductions	5,293	23,241	28,778	79,340	85,359	95,451	5,732,558	0	1,292,133	82,089

Net Margins	$588,336	$1,091,081	$2,553,687	$3,597,852	$1,474,384	$1,590,464	$(140,636)	$2,487,717	$7,738,299	$1,523,901

2007
Operating Revenue & Patronage Capital	$56,219,088	$69,571,896	$37,308,959	$99,909,581	$90,783,491	$34,515,255	$367,365,686	$106,134,334	$142,094,164	$48,418,587
Depreciation and Amortization	2,387,458	5,207,085	2,918,782	6,588,681	4,741,645	1,808,217	18,149,321	5,262,275	7,539,419	4,491,285
Other Operating Expenses	52,729,201	56,664,392	30,567,013	83,798,464	79,047,671	30,440,504	329,679,177	93,070,746	124,027,198	42,594,151

Electric Operating Margin	$1,102,429	$7,700,419	$3,823,164	$9,522,436	$6,994,175	$2,266,534	$19,537,188	$7,801,313	$10,527,547	$1,333,151
Other Income	1,060,147	703,895	1,129,657	2,142,884	1,621,376	556,381	11,701,199	2,198,130	4,139,035	1,259,149

Gross Operating Margin	$2,162,576	$8,404,314	$4,952,821	$11,665,320	$8,615,551	$2,822,915	$31,238,387	$9,999,443	$14,666,582	$2,592,300

Interest on Long-term Debt	1,247,594	2,564,691	2,750,930	5,329,405	4,548,119	1,615,357	20,420,738	3,827,885	7,384,049	1,999,212
Other Deductions	7,438	11,979	4,542	1,476	155,682	459,632	6,407,765	—	915,955	75,860

Net Margins	$907,544	$5,827,644	$2,197,349	$6,334,439	$3,911,750	$747,926	$4,409,884	$6,171,558	$6,366,578	$517,228

	Middle Georgia	Mitchell	Ocmulgee	Oconee	Okefenoke	Planters	Rayle	Satilla	Sawnee	Slash Pine
2009
Operating Revenue & Patronage Capital	$14,320,278	$49,282,231	$20,005,158	$28,219,241	$66,419,738	$27,774,548	$33,693,001	$104,683,698	$303,121,284	$16,612,644
Depreciation and Amortization	976,789	4,220,355	1,212,756	1,725,452	4,148,122	1,746,064	2,420,325	4,796,870	13,060,099	731,956
Other Operating Expenses	12,535,705	41,045,044	16,856,710	24,264,890	56,607,113	23,167,180	27,824,460	90,031,760	265,711,255	14,489,935

Electric Operating Margin	$807,784	$4,016,832	$1,935,692	$2,228,899	$5,664,503	$2,861,304	$3,448,216	$9,855,068	$24,349,930	$1,390,753
Other Income	483,106	502,066	277,870	515,881	787,387	998,341	556,530	1,411,424	9,092,054	369,258

Gross Operating Margin	$1,290,890	$4,518,898	$2,213,562	$2,744,780	$6,451,890	$3,859,645	$4,004,746	$11,266,492	$33,441,984	$1,760,011

Interest on Long-term Debt	960,290	2,061,662	1,071,543	1,922,869	4,063,222	1,375,567	2,196,752	3,090,937	15,594,960	683,569
Other Deductions	60,034	125,002	9,577	108,249	13,312	188	6,462	860,948	55,591	0

Net Margins	$270,566	$2,332,234	$1,132,442	$713,662	$2,375,356	$2,483,890	$1,801,532	$7,314,607	$17,791,433	$1,076,442

2008
Operating Revenue & Patronage Capital	$15,241,674	$45,691,759	$20,100,884	$27,457,273	$60,445,173	$25,160,839	$30,545,696	$102,095,845	$336,092,528	$15,393,952
Depreciation and Amortization	923,679	3,100,209	$1,171,129	1,645,446	4,056,471	1,677,783	2,305,401	4,611,524	12,187,916	667,956
Other Operating Expenses	13,201,596	38,944,395	16,935,310	23,565,625	52,089,870	21,489,736	26,567,470	89,589,980	300,951,014	13,606,779

Electric Operating Margin	$1,116,399	$3,647,155	$1,994,445	$2,246,202	$4,298,832	$1,993,320	$1,672,825	$7,894,341	$22,953,598	$1,119,217
Other Income	474,444	777,146	316,005	539,576	749,218	611,014	457,846	1,431,038	6,882,505	294,920

Gross Operating Margin	$1,590,843	$4,424,301	$2,310,450	$2,785,778	$5,048,050	$2,604,334	$2,130,671	$9,325,379	$29,836,103	$1,414,137

Interest on Long-term Debt	829,074	1,747,895	1,060,747	1,925,252	4,022,440	1,224,532	2,172,995	3,513,417	15,026,708	710,015
Other Deductions	162,862	357,819	10,124	84,998	(18,583)	906	5,736	769,064	507,439	500

Net Margins	$598,907	$2,318,587	$1,239,579	$775,528	$1,044,193	$1,378,896	$(48,060)	$5,042,898	$14,301,956	$703,622

2007
Operating Revenue & Patronage Capital	$13,926,540	$44,205,497	$18,849,629	$25,089,973	$59,450,365	$24,095,145	$30,717,023	$97,934,020	$291,134,525	$15,217,231
Depreciation and Amortization	855,014	2,899,752	1,186,528	1,534,278	3,782,071	1,611,502	2,182,563	4,417,962	12,526,400	630,851
Other Operating Expenses	12,076,252	38,555,524	15,774,176	20,983,036	49,206,990	20,816,892	25,867,992	87,114,692	259,982,329	13,137,035

Electric Operating Margin	$995,274	$2,750,221	$1,888,925	$2,572,659	$6,461,304	$1,666,751	$2,666,468	$6,401,366	$18,625,796	$1,449,345
Other Income	315,488	722,905	349,361	547,458	659,543	734,768	524,354	1,630,050	7,815,672	309,142

Gross Operating Margin	$1,310,762	$3,473,126	$2,238,286	$3,120,117	$7,120,847	$2,401,519	$3,190,822	$8,031,416	$26,441,468	$1,758,487

Interest on Long-term Debt	828,024	1,699,231	1,038,742	1,872,393	3,171,549	1,226,130	2,065,680	3,305,665	13,467,421	658,437
Other Deductions	109,994	307,532	8,146	65,428	509,471	1,229	34,540	1,049,618	129,671	553

Net Margins	$372,744	$1,466,363	$1,191,398	$1,182,296	$3,439,827	$1,174,160	$1,090,602	$3,676,133	$12,844,376	$1,099,497

(1)
Cobb EMC owns the distribution system, and serves the load, of Pataula EMC. Therefore Pataula's information is reported with Cobb.

Table 5 (continued)

	Excelsior	Flint	Grady	GreyStone	Habersham	Hart	Irwin	Jackson	Jefferson	Little Ocmulgee
2009
Operating Revenue & Patronage Capital	$37,639,151	$155,891,215	$33,245,789	$249,118,051	$53,615,281	$61,792,196	$23,657,374	$430,053,115	$58,882,197	$20,578,395
Depreciation and Amortization	1,865,005	10,320,146	2,357,169	13,536,344	4,662,956	4,350,846	2,232,153	25,130,215	3,978,219	1,280,709
Other Operating Expenses	33,934,396	133,531,612	28,457,620	203,673,678	45,309,248	50,314,000	18,281,270	380,261,867	49,817,372	16,815,578

Electric Operating Margin	$1,839,750	$12,039,457	$2,431,000	$31,908,029	$3,643,077	$7,127,350	$3,143,951	$24,661,033	$5,086,606	$2,482,108
Other Income	1,218,265	1,946,631	685,237	3,271,837	733,767	1,742,991	472,546	12,436,860	1,765,632	432,245

Gross Operating Margin	$3,058,015	$13,986,088	$3,116,237	$35,179,866	$4,376,844	$8,870,341	$3,616,497	$37,097,893	$6,852,238	$2,914,353

Interest on Long-term Debt	$1,480,787	$8,299,624	$1,248,564	$11,093,295	$2,829,922	$3,448,829	$1,899,187	$22,339,773	$3,246,479	$1,331,217
Other Deductions	0	197,180	193,021	353,923	22,276	5,963	25,615	5,002	18,457	9,163

Net Margins	$1,577,228	$5,489,284	$1,674,652	$23,732,648	$1,524,646	$5,415,549	$1,691,695	$14,753,118	$3,587,302	$1,573,973

2008
Operating Revenue & Patronage Capital	$35,237,802	$180,438,255	$32,534,134	$223,925,022	$50,298,668	$58,522,235	$22,488,093	$441,556,493	$55,337,092	$18,926,965
Depreciation and Amortization	1,784,850	9,661,412	2,265,076	11,010,622	4,460,079	4,032,013	2,139,119	23,538,665	3,898,349	1,266,929
Other Operating Expenses	31,639,303	157,559,681	26,557,714	197,018,650	42,397,747	48,604,579	17,903,271	389,791,765	46,719,180	15,979,700

Electric Operating Margin	$1,813,649	$13,217,162	$3,711,344	$15,895,750	$3,440,842	$5,885,643	$2,445,703	$28,226,063	$4,719,563	$1,680,336
Other Income	1,063,189	2,090,997	535,863	2,402,610	796,547	1,186,690	443,831	9,105,312	1,254,452	131,957

Gross Operating Margin	$2,876,838	$15,308,159	$4,247,207	$18,298,360	$4,237,389	$7,072,333	$2,889,534	$37,331,375	$5,974,015	$1,812,293

Interest on Long-term Debt	1,399,237	7,817,101	1,236,423	10,102,531	2,903,665	3,310,437	1,733,805	20,521,744	3,083,827	1,219,400
Other Deductions	0	160,743	253,599	679,601	15,230	5,471	213,021	10,679	24,880	9,996

Net Margins	$1,477,601	$7,330,315	$2,757,185	$7,516,228	$1,318,494	$3,756,425	$942,708	$16,798,952	$2,865,308	$582,897

2007
Operating Revenue & Patronage Capital	$32,712,706	$148,597,539	$32,820,816	$218,905,109	$48,921,480	$57,576,309	$21,868,316	$421,526,276	$54,320,644	$17,934,469
Depreciation and Amortization	1,697,034	9,248,480	2,162,979	9,828,318	4,417,334	3,908,295	1,976,941	22,016,932	3,645,414	1,181,066
Other Operating Expenses	29,128,158	129,150,222	28,296,063	188,904,391	40,878,147	47,011,256	17,857,902	369,672,591	46,430,546	15,396,587

Electric Operating Margin	$1,887,514	$10,198,837	$2,361,774	$20,172,400	$3,625,999	$6,656,758	$2,033,473	$29,836,753	$4,244,684	$1,356,816
Other Income	1,276,241	2,462,624	562,966	3,223,915	422,097	1,181,417	421,326	10,523,948	1,443,786	146,607

Gross Operating Margin	$3,163,755	$12,661,461	$2,924,740	$23,396,315	$4,048,096	$7,838,175	$2,454,799	$40,360,701	$5,688,470	$1,503,423

Interest on Long-term Debt	1,439,087	7,522,348	1,293,646	9,412,113	2,812,518	3,162,234	1,593,158	20,066,945	3,060,090	1,185,033
Other Deductions	—	141,429	268,434	64,298	133,681	3,439	216,827	11,315	21,185	10,038

Net Margins	$1,724,668	$4,997,684	$1,362,660	$13,919,904	$1,101,897	$4,672,502	$644,814	$20,282,441	$2,607,195	$308,352

	Snapping Shoals	Southern Rivers	Sumter	Three Notch	Tri-County	Upson	Walton	Washington		MEMBER TOTAL
2009
Operating Revenue & Patronage Capital	$179,290,988	$37,161,158	$38,227,735	$26,213,280	$41,105,598	$13,805,516	$225,444,767	$37,785,646		$3,527,885,742
Depreciation and Amortization	8,954,270	1,880,572	2,585,439	1,496,167	2,991,988	725,973	11,329,355	2,029,471		203,285,256
Other Operating Expenses	162,372,897	31,109,577	31,235,594	22,011,834	32,804,816	12,201,233	202,776,422	32,873,634		3,042,336,862

Electric Operating Margin	$7,963,821	$4,171,009	$4,406,702	$2,705,279	$5,308,794	$878,310	$11,338,990	$2,882,541		$282,263,625
Other Income	2,250,672	458,925	898,042	393,905	668,984	500,916	4,866,475	564,568		67,954,234

Gross Operating Margin	$10,214,493	$4,629,934	$5,304,744	$3,099,184	$5,977,778	$1,379,226	$16,205,465	$3,447,109		$350,217,859

Interest on Long-term Debt	$5,628,328	$1,479,071	$2,383,653	$1,308,527	$2,815,134	$615,385	$7,307,178	$1,602,940		174,605,567
Other Deductions	179,851	0	46,673	132,836	47,653	15,843	366,226	0		11,072,027

Net Margins	$4,406,314	$3,150,863	$2,874,418	$1,657,821	$3,114,991	$747,998	$8,532,061	$1,844,169		$164,540,266

2008
Operating Revenue & Patronage Capital	$167,914,436	$34,954,944	$36,881,011	$25,090,092	$38,719,433	$12,617,103	$215,804,707	$35,422,107		$3,471,324,928
Depreciation and Amortization	8,294,183	1,770,263	2,388,039	1,394,617	2,804,867	706,272	10,454,227	1,940,870		188,902,346
Other Operating Expenses	151,416,234	31,703,326	30,068,754	21,799,647	32,274,730	11,191,448	194,776,401	31,675,740		3,051,933,714

Electric Operating Margin	$8,204,019	$1,481,355	$4,424,218	$1,895,828	$3,639,836	$719,383	$10,574,079	$1,805,497		$230,488,868
Other Income	5,271,751	508,352	797,109	258,022	614,205	380,856	13,846,887	451,418		71,594,867

Gross Operating Margin	$13,475,770	$1,989,707	$5,221,327	$2,153,850	$4,254,041	$1,100,239	$24,420,966	$2,256,915		$302,083,735

Interest on Long-term Debt	5,628,225	1,290,784	2,184,040	1,317,674	2,766,483	589,745	6,509,618	1,519,910		163,131,768
Other Deductions	121,000	—	52,689	78,868	84,870	16,425	635,090	—		11,667,269

Net Margins	$7,726,545	$698,923	$2,984,598	$757,308	$1,402,688	$494,069	$17,276,258	$737,005		$127,284,698

2007
Operating Revenue & Patronage Capital	$156,616,211	$31,996,440	$35,877,006	$24,573,553	$35,484,059	$12,140,896	$212,583,698	$34,561,850		$3,271,958,366
Depreciation and Amortization	7,529,727	1,622,224	2,171,673	1,318,772	2,547,761	685,034	9,680,728	1,863,834		178,223,635
Other Operating Expenses	138,895,981	28,718,051	29,686,946	21,565,274	29,437,637	10,696,900	190,961,740	30,207,164		2,859,028,991

Electric Operating Margin	$10,190,503	$1,656,165	$4,018,387	$1,689,507	$3,498,661	$758,962	$11,941,230	$2,490,852		$234,705,740
Other Income	2,953,342	685,365	929,373	360,824	544,801	621,840	9,780,798	527,815		78,189,679

Gross Operating Margin	$13,143,845	$2,341,530	$4,947,760	$2,050,331	$4,043,462	$1,380,802	$21,722,028	$3,018,667		$312,895,419

Interest on Long-term Debt	5,177,679	1,167,244	2,052,523	1,295,258	2,495,760	569,917	5,013,107	1,511,947		151,851,859
Other Deductions	22,853	—	47,647	80,080	103,414	15,652	630,867	—		12,027,670

Net Margins	$7,943,313	$1,174,286	$2,847,590	$674,993	$1,444,288	$795,233	$16,078,054	$1,506,720		$149,015,890

 FINANCIAL AND STATISTICAL INFORMATION FOR THE
39 MEMBERS OF OGLETHORPE POWER CORPORATION

Table 6
CONDENSED BALANCE SHEET INFORMATION OF EACH MEMBER
(as of December 31)

	Altamaha	Amicalola	Canoochee	Carroll	Central Georgia	Coastal	Cobb(1)	Colquitt	Coweta- Fayette	Diverse
2009
ASSETS
Total Utility Plant(2)	$85,466,036	$172,348,625	$111,960,892	$211,076,239	$182,362,414	$72,858,856	$694,465,411	$194,300,986	$274,216,719	$130,437,663
Depreciation	24,810,238	44,831,845	31,507,777	43,743,414	34,729,043	12,935,430	159,772,838	49,357,671	67,840,965	46,637,625

Net Plant	60,655,798	127,516,780	80,453,115	167,332,825	147,633,371	59,923,426	534,692,573	144,943,315	206,375,754	83,800,038
Other Assets	31,405,252	26,178,662	23,026,303	52,946,499	45,284,682	13,224,193	342,525,194	54,446,727	75,352,778	22,427,920

Total Assets	$92,061,050	$153,695,442	$103,479,418	$220,279,324	$192,918,053	$73,147,619	$877,217,767	$199,390,042	$281,728,532	$106,227,958

EQUITY & LIABILITIES
Equity	$60,744,223	$61,275,186	$37,495,183	$70,362,318	$62,062,773	$23,300,076	$269,466,802	$83,003,915	$82,414,714	$45,897,616
Long-term Debt	22,756,047	56,535,086	49,759,605	114,534,894	111,796,426	42,514,451	419,346,548	83,011,335	174,126,448	47,646,082
Other Liabilities	8,560,780	35,885,150	16,224,630	35,382,112	19,058,854	7,333,092	188,404,417	33,374,792	25,187,370	12,684,260

Total Equity and Liabilities	$92,061,050	$153,695,422	$103,479,418	$220,279,324	$192,918,053	$73,147,619	$877,217,767	$199,390,042	$281,728,532	$106,227,958

2008
ASSETS
Total Utility Plant(2)	$82,495,551	$167,046,816	$107,108,995	$206,128,177	$176,108,011	$67,909,550	$650,704,629	$186,117,283	$267,256,930	$124,153,498
Depreciation	22,773,534	41,897,122	32,599,847	38,776,346	30,501,372	12,075,581	134,885,908	45,458,964	64,198,988	43,390,277

Net Plant	59,722,017	125,149,694	74,509,148	167,351,831	145,606,639	55,833,969	515,818,721	140,658,319	203,057,942	80,763,221
Other Assets	32,186,462	20,071,476	19,000,130	39,724,406	36,401,524	14,116,142	331,876,450	50,730,588	60,990,505	21,451,335

Total Assets	$91,908,479	$145,221,170	$93,509,278	$207,076,237	$182,008,163	$69,950,111	$847,695,171	$191,388,907	$264,048,447	$102,214,556

EQUITY & LIABILITIES
Equity	$58,967,436	$58,983,153	$34,912,014	$66,739,541	$61,174,119	$21,528,070	$256,287,951	$82,328,497	$75,378,036	$45,205,340
Long-term Debt	23,733,197	55,332,341	39,056,075	103,380,963	98,578,433	41,640,303	385,174,620	78,587,966	136,488,542	44,995,652
Other Liabilities	9,207,846	30,905,676	19,541,189	36,955,733	22,255,611	6,781,738	206,232,600	30,472,444	52,181,869	12,013,564

Total Equity and Liabilities	$91,908,479	$145,221,170	$93,509,278	$207,076,237	$182,008,163	$69,950,111	$847,695,171	$191,388,907	$264,048,447	$102,214,556

2007
ASSETS
Total Utility Plant(2)	$79,713,398	$160,949,116	$101,850,091	$192,880,900	$168,967,910	$63,605,531	$617,716,224	$174,771,455	$251,599,738	$110,660,407
Depreciation	21,172,829	39,889,725	33,152,951	37,086,124	28,360,162	11,625,531	118,476,223	41,111,016	58,415,901	39,690,389

Net Plant	58,540,569	121,059,391	68,697,140	155,794,776	140,607,748	51,980,000	499,240,001	133,660,439	193,183,837	70,970,018
Other Assets	31,515,701	21,440,776	19,087,496	43,652,662	36,162,398	12,526,765	315,272,091	55,809,764	57,079,263	16,520,755

Total Assets	$90,056,270	$142,500,167	$87,784,636	$199,447,438	$176,770,146	$64,506,765	$814,512,092	$189,470,203	$250,263,100	$87,490,773

EQUITY & LIABILITIES
Equity	$58,668,872	$59,140,663	$32,678,895	$64,855,484	$60,557,734	$19,936,206	$256,449,237	$82,730,590	$67,926,515	$44,116,010
Long-term Debt	22,769,872	51,169,460	43,532,777	99,394,624	101,351,108	29,307,627	363,883,062	95,345,824	141,180,691	32,048,206
Other Liabilities	8,617,526	32,190,044	11,572,964	35,197,330	14,861,304	15,262,932	194,179,793	11,393,789	41,155,894	11,326,557

Total Equity and Liabilities	$90,056,270	$142,500,167	$87,784,636	$199,447,438	$176,770,146	$64,506,765	$814,512,092	$189,470,203	$250,263,100	$87,490,773

	Middle Georgia	Mitchell	Ocmulgee	Oconee	Okefenoke	Planters	Rayle	Satilla	Sawnee	Slash Pine
2009
ASSETS
Total Utility Plant(2)	$35,403,868	$120,414,622	$47,341,244	$61,333,046	$149,276,158	$56,567,229	$81,753,024	$163,622,247	$452,555,896	$28,926,220
Depreciation	5,946,359	22,382,135	11,566,487	12,156,354	37,381,427	16,810,302	25,177,798	29,389,871	84,907,983	7,432,409

Net Plant	29,457,509	98,032,487	35,774,757	49,176,692	111,894,731	39,756,927	56,575,226	134,232,376	367,647,913	21,493,811
Other Assets	7,470,635	21,468,485	9,816,636	14,168,872	32,623,849	17,723,181	12,369,094	39,890,050	116,380,094	8,252,055

Total Assets	$36,928,144	$119,500,972	$45,591,393	$63,345,564	$144,518,580	$57,480,108	$68,944,320	$174,122,426	$484,028,007	$29,745,866

EQUITY & LIABILITIES
Equity	$12,965,145	$63,394,032	$18,333,258	$19,966,574	$44,067,629	$26,806,603	$18,592,014	$68,829,466	$167,385,716	$10,533,186
Long-term Debt	20,204,855	38,942,097	20,857,301	31,110,693	84,406,138	26,209,875	41,909,778	61,713,232	259,302,209	11,866,565
Other Liabilities	3,758,144	17,164,843	6,400,834	12,268,297	16,044,813	4,463,630	8,442,528	43,579,728	57,340,082	7,346,115

Total Equity and Liabilities	$36,928,144	$119,500,972	$45,591,393	$63,345,564	$144,518,580	$57,480,108	$68,944,320	$174,122,426	$484,028,007	$29,745,866

2008
ASSETS
Total Utility Plant(2)	$33,658,534	$116,535,708	$45,513,358	$58,838,910	$145,389,564	$54,419,037	$79,167,821	$154,288,304	$437,409,703	$27,327,689
Depreciation	5,589,012	20,465,781	10,810,763	11,271,809	34,847,741	16,093,821	23,611,687	27,911,642	75,580,648	6,970,853

Net Plant	28,069,522	96,069,927	34,702,595	47,567,101	110,541,823	38,325,216	55,556,134	126,376,662	361,829,055	20,356,836
Other Assets	7,474,938	19,548,409	8,908,057	13,978,032	26,761,701	15,626,779	11,930,590	40,317,030	85,853,895	8,133,585

Total Assets	$35,544,460	$115,618,336	$43,610,652	$61,545,133	$137,303,524	$53,951,995	$67,486,724	$166,693,692	$447,682,950	$28,490,421

EQUITY & LIABILITIES
Equity	$12,683,344	$61,566,287	$17,239,189	$19,368,961	$42,340,867	$24,758,076	$16,959,117	$61,809,620	$152,398,666	$9,620,890
Long-term Debt	15,248,363	40,334,697	20,175,663	32,054,321	82,459,154	25,285,956	41,661,740	62,880,633	240,752,641	12,274,145
Other Liabilities	7,612,753	13,717,352	6,195,800	10,121,851	12,503,503	3,907,963	8,865,867	42,003,439	54,531,643	6,595,386

Total Equity and Liabilities	$35,544,460	$115,618,336	$43,610,652	$61,545,133	$137,303,524	$53,951,995	$67,486,724	$166,693,692	$447,682,950	$28,490,421

2007
ASSETS
Total Utility Plant(2)	$30,653,167	$109,535,852	$43,648,393	$55,450,664	$140,788,522	$51,300,300	$74,527,512	$146,669,772	$417,376,651	$25,980,211
Depreciation	5,346,915	18,749,803	10,073,548	10,037,558	32,780,439	14,913,168	21,912,852	24,873,565	70,251,603	6,452,064

Net Plant	25,306,252	90,786,049	33,574,845	45,413,106	108,008,083	36,387,132	52,614,660	121,796,207	347,125,048	19,528,147
Other Assets	6,911,379	20,723,819	8,379,085	12,786,941	23,187,925	14,956,667	12,915,427	34,337,538	148,336,152	8,070,197

Total Assets	$32,217,631	$111,509,868	$41,953,930	$58,200,047	$131,196,008	$51,343,799	$65,530,087	$156,133,745	$495,461,200	$27,598,344

EQUITY & LIABILITIES
Equity	$12,074,173	$59,675,211	$16,103,716	$18,748,778	$42,025,900	$23,807,487	$17,303,775	$54,446,363	$139,479,816	$9,116,969
Long-term Debt	15,786,894	33,549,024	19,943,709	31,490,159	78,193,125	23,476,540	40,904,941	64,747,741	311,458,530	12,670,631
Other Liabilities	4,356,564	18,285,633	5,906,505	7,961,110	10,976,983	4,059,772	7,321,371	36,939,641	44,522,854	5,810,744

Total Equity and Liabilities	$32,217,631	$111,509,868	$41,953,930	$58,200,047	$131,196,008	$51,343,799	$65,530,087	$156,133,745	$495,461,200	$27,598,344

(1)
Cobb EMC owns the distribution system, and serves the load, of Pataula EMC. Therefore Pataula's information is reported with Cobb.
(2)
Including construction work in progress.

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FINANCIAL AND STATISTICAL INFORMATION FOR THE 39 MEMBERS OF OGLETHORPE POWER CORPORATION
FINANCIAL AND STATISTICAL INFORMATION FOR THE 39 MEMBERS OF OGLETHORPE POWER CORPORATION
FINANCIAL AND STATISTICAL INFORMATION FOR THE 39 MEMBERS OF OGLETHORPE POWER CORPORATION
FINANCIAL AND STATISTICAL INFORMATION FOR THE 39 MEMBERS OF OGLETHORPE POWER CORPORATION
FINANCIAL AND STATISTICAL INFORMATION FOR THE 39 MEMBERS OF OGLETHORPE POWER CORPORATION